PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT, dated as of July 6, 2005 (as amended, restated, supplemented or otherwise modified from time to time and including all exhibits, attachments and appendices hereto, the “Agreement”), is entered into by and among Warp Technology Holdings, Inc., a Nevada Corporation (“Pledgor”), Kenosia Corporation, a Delaware corporation (“Company”) and Bristol Technology, Inc., a Connecticut corporation (“Secured Party”).

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and between Pledgor and Secured Party (as amended, restated, supplemented or otherwise modified from time to time and including all exhibits, attachments and appendices hereto, the “Purchase Agreement”), Pledgor has agreed to purchase from Secured Party all of the outstanding capital stock of Company, in exchange for the consideration set forth therein, which includes, among other things a promissory note in the initial principal amount of $1,000,000, a copy of which is attached hereto as Exhibit A (the “Note”); and

WHEREAS, it is a condition to the obligation of Pledgor under the Purchase Agreement, that Pledgor shall have executed and delivered this Agreement to Secured Party.

NOW, THEREFORE, in consideration of the mutual covenants of Pledgor, Company and Secured Party set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

1. DEFINITIONS

(a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned by the Purchase Agreement.

(b) All terms used in this Agreement which are not specifically defined herein or in the Purchase Agreement shall have the meanings assigned to such terms in the Uniform Commercial Code (the “UCC”) in effect in the state of Connecticut to the extent such terms are defined therein.

(c) As used in this Agreement the following terms have the following meanings (terms defined have a correlative meaning when used in the plural and vice versa):

“Event of Default” means anything that constitutes an “Event of Default” under the Note.

“Pledged Collateral” means the Pledged Shares and Proceeds arising therefrom; provided that (i) the foregoing shall not be deemed to permit the sale of the Pledged Shares and (ii) Proceeds shall not mean or include cash dividends or cash distributions on account of the Pledged Shares.

“Pledged Shares” means all of Pledgor’s now existing and hereafter arising interests in and to all of the common stock and other equity securities of Company (and any option, rights and other securities convertible into or granting the right to purchase or exchange for any common stock or other equity securities of Company), whether now existing or owned or hereafter created or acquired, wherever located, including substitutions, accessions, additions and replacements thereto and thereof, together with all instruments, Share Certificates and other documents evidencing ownership thereof.

“Share Certificate” means a certificate evidencing ownership of any Pledged Shares.

“Termination Date” means the date on which all amounts outstanding under the Note (including, without limitation, principal, interest, costs of collection and any other charges or amounts) have been paid in full to the proper holder thereof; provided, that this Agreement shall continue to be effective or be reinstated, as the case may be, and the Termination Date shall not be deemed to have occurred, if at any time any payment of any of the amounts outstanding under the Note (including, without limitation, principal, interest and any other amounts) is rescinded or must otherwise be returned by the holder of the Note or its predecessors, successors or assigns in the event of the insolvency, bankruptcy or reorganization or similar proceeding involving Company or otherwise, all as though such payments of all amounts outstanding under the Note had not been made.

2. GRANT OF SECURITY INTEREST

As security for the payment and performance of Pledgor’s obligations under the Note, Pledgor hereby grants to Secured Party a continuing security interest in and a general lien upon the Pledged Collateral.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR

Each of Pledgor and Company hereby represents and warrants to, and covenants and agrees with, Secured Party that:

(a) Title; No Other Liens. The Pledgor is the sole legal, record and beneficial owner of, and has good and marketable title to, the Pledged Shares listed on Exhibit B, which Pledged Shares are evidenced by the Share Certificates listed on Exhibit B. No security agreement, financing statement or other public notice with respect to all or any part of the Pledged Collateral is on file or of record in any public office. Pledgor owns each item of the Pledged Collateral free and clear of any and all Liens or claims of others.

(b) Perfected First Priority Lien. Upon the delivery of the Share Certificate(s) listed on Exhibit B, accompanied by appropriate instruments of transfer executed in blank, the Liens granted pursuant to this Agreement shall constitute perfected Liens on the Pledged Collateral in favor of Secured Party which are prior to all Liens on the Pledged Collateral.

(c) Locations of Offices; Change of Locations and Names. The address of the principal place of business and chief executive office of Company is 39 Old Ridgebury Road, Danbury, Connecticut 06810. Pledgor shall not vote or enable, or take any other action to permit, Company to change (x) its principal place of business or chief executive office, or (y) its name, identity or structure, to such an extent that any financing statement filed by Secured Party in connection with this Agreement would become seriously misleading, unless: (i) Company has given Secured Party at least thirty (30) days prior written notice and (ii) Company has executed and delivered such financing statements and other agreements, instruments, certificates and other documents, and taken such other actions, as may be necessary or desirable, in the reasonable opinion of Secured Party, to perfect or preserve the Liens created by this Agreement.

(d) Further Assurances; Financing Statements. At any time and from time to time, Pledgor shall execute and deliver to Secured Party, at Pledgor’s cost and expense, such financing statements pursuant to the UCC, or amendments or continuations thereof, and such other agreements, instruments, certificates and other documents, and take such other actions, as may be necessary or desirable, in the reasonable opinion of Secured Party, to further evidence, effect or perfect, or preserve the grant, perfection or priority of, the Liens created by this Agreement, or to otherwise effectuate the purposes of this Agreement. To the extent permitted by applicable Law, Pledgor hereby authorizes Secured Party to execute and file at any time or times one or more financing statements pursuant to the UCC with respect to any or all of the Pledged Collateral with or without the signature of Pledgor. Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

(e) Disposition of Pledged Collateral. Except with the prior written consent of Secured Party, Pledgor shall not sell, lease, assign, transfer or otherwise dispose of any of the Pledged Collateral. In addition, Company shall not, and Pledgor shall cause Company to not, sell (i) all or a material portion of the assets of Company or (ii) any asset material to the operation or business of Company.

(f) Delivery and Marking of Certain Pledged Collateral. Pledgor shall, upon the request of Secured Party, (i) deliver and pledge to Secured Party, duly endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as Secured Party may reasonably request, any and all instruments, documents, Share Certificates and chattel paper which are included in the Pledged Collateral and (ii) keep and stamp or otherwise mark any and all documents and its books and records relating to the Pledged Collateral to evidence this Agreement and the Liens granted hereby.

(g) Notices. Pledgor shall advise Secured Party promptly, in reasonable detail at its address set forth herein, of any Lien on, or claim asserted against, any of the Pledged Collateral.

(h) Pledged Shares. The Pledged Shares are all of the outstanding equity interest in the Company.

(i) Certain Additional Covenants.

If Pledgor shall, as a result of its ownership of the Pledged Collateral, become entitled to receive or shall receive any Share Certificate (including, without limitation, any Share Certificate issued pursuant to a distribution in connection with any reclassification or increase or reduction of capital, or any Share Certificate issued in connection with any reorganization) or any other certificate evidencing any Pledged Collateral, Pledgor shall accept the same as the agent of Secured Party, hold the same in trust for Secured Party and deliver the same forthwith to Secured Party in the exact form received, duly endorsed by Pledgor to Secured Party, if required, together with an undated assignment covering such Share Certificate or other certificate duly executed in blank by Pledgor to be held by Secured Party, subject to the terms hereof, as additional Pledged Collateral.

Any cash sums paid upon or in respect of the Pledged Shares upon the liquidation or dissolution of Company shall be paid over to Secured Party to be held as additional Pledged Collateral. Any non-cash distribution of capital or assets of the Company made on or in respect of the Pledged Shares or any property shall be delivered to Secured Party to be held as additional Pledged Collateral; provided, that the foregoing shall not prohibit Company from paying cash dividends or distributions on the Pledged Shares to Pledgor other than in liquidation or dissolution of Company. If any capital or property is received by Pledgor which, pursuant to this Section 3.9(a), is to be held as additional Pledged Collateral, Pledgor shall, until such capital or property is paid or delivered to Secured Party, hold such capital or property in trust for Secured Party, segregated from other funds of Pledgor..

Pledgor shall not vote to enable, or take any other action to permit, Company to issue, and Company shall not issue, any common stock or other equity securities or interests or any options, rights or other securities convertible into or granting the right to purchase or exchange for any common stock or other equity securities or interests of Company. Pledgor shall defend the right, title and interest of Secured Party in and to the Pledged Collateral against the claims and demands of all Persons whomsoever.

In the event that Pledgor shall acquire any other interest (including, without limitation, any common stock) in Company, directly or indirectly, prior to the Termination Date, then at such time, and at Pledgor’s cost and expense, Pledgor shall (i) grant to Secured Party the same rights in such after-acquired interests as are granted to Secured Party herein with respect to the Pledged Collateral; and (ii) execute and deliver such modifications to this Agreement and to all other documents entered into by Pledgor in connection herewith that Secured Party may deem necessary or desirable to evidence such grant to Secured Party.

Pledgor shall not vote to enable, or take any other action to permit, Company to : (i) redeem, and Company shall not redeem, the interest of any holder of its equity; or (ii) merge with or into, or consolidate with, and Company shall not merge with or into or consolidate with, any other entity.

4. VOTING RIGHTS

Notwithstanding anything to the contrary contained herein, unless an Event of Default shall have occurred and be continuing, Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Shares; provided, that no vote shall be cast or right exercised or other action taken which, in Secured Party’s sole discretion, would impair in any respect the grant, perfection or priority of the Liens created hereby, or which would be inconsistent with, or result in any violation of, any provision of this Agreement, the Note or the Purchase Agreement.

5. RIGHTS AND REMEDIES UPON DEFAULT

If an Event of Default shall occur and be continuing, Secured Party shall have all of the following rights and remedies, in addition to all other rights and remedies set forth in other sections of this Agreement, the Note or the Purchase Agreement, or provided by applicable law or in equity or otherwise:

(a) Rights Under UCC. Notwithstanding anything to the contrary contained herein, in addition to all of the rights and remedies contained in this Agreement, in the Note, in the Purchase Agreement, or provided by applicable law or in equity or otherwise, Secured Party shall have all rights and remedies of a secured party under the UCC.

(b) Action Pending Disposition. Until Secured Party is able to effect a sale or other disposition of the Pledged Collateral, Secured Party shall have the right to use or take such action with respect to the Pledged Collateral, or any part thereof, as it deems appropriate for the purpose of preserving the Pledged Collateral or its value or for any other purpose deemed appropriate by Secured Party.

Secured Party shall have no obligation to Pledgor to maintain or preserve the rights of Pledgor as against third parties with respect to the Pledged Collateral while the Pledged Collateral is in the possession of Secured Party. Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Pledged Collateral and to enforce any of Secured Party’s remedies with respect to such appointment without prior notice or hearing.

(c) Distributions and Voting Rights.

If an Event of Default shall occur and be continuing and Secured Party shall give notice of its intent to exercise such rights to Pledgor, (i) Secured Party shall have the right to receive any and all dividends and other distributions paid in respect of the Pledged Shares and make application thereof to Company’s obligations under the Note; (ii) Secured Party shall have the right to have all of the Pledged Shares registered in the name of Secured Party or its nominee; and (iii) Secured Party or its nominee may exercise (A) all voting and other rights pertaining to such Pledged Shares at any meeting of members of Company in its own name or the name of Pledgor, and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Shares as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of Company, or upon the exercise by Pledgor or Secured Party of any right, privilege or option pertaining to such Pledged Shares, and in connection therewith, the right to deposit and deliver any and all of the Share Certificates with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it.

The rights of Secured Party hereunder shall not be conditioned or contingent upon the pursuit by Secured Party of any right or remedy against Company or against any other Person which may be or become liable in respect of all or any part of Company’s obligations under the Note or against any Pledged Collateral, guarantee therefor or right of offset with respect thereto.

(d) Remedies. After the occurrence of an Event of Default and during its continuance, Secured Party may forthwith collect, receive, appropriate, and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by Law, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby waived and released. Secured Party shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Pledged Collateral or in any way relating to the Pledged Collateral or the rights of Secured Party hereunder, including, without limitation, reasonable attorneys’ fees and expenses, to the payment in whole or in part of Company’s obligations under under the Note, in such order as Secured Party may elect. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Secured Party arising out of the exercise of any rights hereunder. If any notice of a proposed sale or other disposition of Pledged Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

(e) Sale Rights; Private Sales. Pledgor recognizes that Secured Party may be unable to effect a public sale of any or all the Pledged Shares or other Pledged Collateral, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in terms less favorable to Pledgor and Secured Party than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Secured Party shall be under no obligation to delay a sale of any of the Pledged Shares or other Pledged Collateral for the period of time necessary to permit Company to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Subsidiary would agree to do so.

Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares or other Pledged Collateral pursuant to this Agreement valid and binding and in compliance with any and all other applicable Laws of any and all Governmental Authorities having jurisdiction over any such sale or sales, all at Pledgor’s cost and expense. Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Pledgor, and to the fullest extent permitted by applicable law, Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing.

(f) Power of Attorney. To enable Secured Party to effect any sale or other disposition, after the occurrence of an Event of Default and during its continuance, Pledgor hereby makes, constitutes and appoints Secured Party as its true and lawful attorney, in its name, place and stead, and for its account and risk, to make, execute and deliver any and all assignments or other agreements, instruments, certificates and other documents which Secured Party may deem necessary or desirable to effectuate the authority hereby conferred by signing Pledgor’s name only or by signing the same as its attorney-in-fact, as may be deemed by Secured Party to be necessary or desirable in connection with any sale or other disposition of all or any part of the Pledged Collateral. The foregoing power of attorney is coupled with an interest and shall be a continuing one and irrevocable until the Termination Date.

(g) Waiver of Bond. In connection with the foregoing remedies, Pledgor and Secured Party hereby waive the posting of any bond which might otherwise be required.

(h) Waiver of Claims. To the extent permitted by applicable Law, Pledgor waives all claims, damages and demands that it may acquire against Secured Party arising out of the exercise by it of any rights hereunder, except to the any extent such claims, damages and demands arise solely from the gross negligence or willful misconduct of Secured Party. Secured Party may exercise all rights and remedies contained in this Agreement, in the Note, in the Purchase Agreement, or provided by applicable law or in equity or otherwise, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice expressly provided herein) to or upon Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived).

(i) Irrevocable Authorization and Instruction to Company. Pledgor hereby irrevocably authorizes and instructs Company to comply with any instruction received by it from Secured Party in writing in connection with this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that Company shall be fully protected in so complying. By countersigning this Agreement, Company hereby (i) agrees to comply with any such instructions and (ii) grants a continuing security interest in all Pledged Collateral owned by it and agrees that it shall be deemed a “Pledgor” with respect to all such Pledged Collateral, mutatis mutandis.

6. SECURED PARTY’S EXPENSES

Pledgor shall be liable to Secured Party for any costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel to Secured Party) incurred by Secured Party that may arise under, out of, or in connection with, this Agreement or the Note, and any and all sums, costs and expenses which Secured Party may pay or incur pursuant to the provisions of this Agreement or in defending, protecting or enforcing the Liens granted herein or otherwise in connection with the provisions hereof, in each case including without limitation (i) all search, filing and recording fees and expenses, (ii) all fees and expenses for the service and filing of papers, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses, court costs and collection charges, and (iii) all fees and expenses, appraisal fees, taxes, levies and reasonable attorneys’ and accountants’ fees and expenses (x) in connection with the repossession, holding, preparation for sale and sale of the Pledged Collateral, (y) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral, or (z) with respect to, or resulting from, any delay in complying with any requirement of Law applicable to any of the Pledged Collateral; and all such liabilities shall be part of Pledgor’s obligations.

7. MISCELLANEOUS

(a) Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Pledged Collateral are irrevocable and powers coupled with an interest.

(b) Limitation on Duties Regarding Preservation of Pledged Collateral. Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as Secured Party deals with similar Property for its own account. Neither Secured Party, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Pledged Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of Pledgor or otherwise.

(c) Payment of Dollars. Pledgor shall make any payment required to be made hereunder in lawful money of the United States of America and in immediately available funds to Secured Party.

(d) Amendments and Waivers; Remedies Cumulative. Any provision of this Agreement may be amended or modified only by an instrument in writing signed by Pledgor and Secured Party. No provision of this Agreement may be waived unless by an express writing signed by the party making such waiver. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. All remedies set forth in this Agreement, the Note and the Purchase Agreement, or provided at law or in equity, are cumulative.

(e) Survival. The obligations of Pledgor under Article 6 shall survive the termination of this Agreement.

(f) Assignment. This Agreement shall be binding upon, and shall inure to the benefit of, Pledgor, Company, Secured Party and their respective successors and assigns. Neither Pledgor nor Company may assign or transfer any of its rights or obligations hereunder without the prior written consent of Secured Party (and any such assignment or transfer without such consent shall be null and void). Without limiting the generality of the foregoing, Secured Party may assign or transfer all or any portion of its rights and obligations under this Agreement and/or the Note to any other Person, and such other Person shall thereupon become vested with all of the rights and obligations in respect thereof granted to Secured Party herein.

(g) Notices. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing (including telecopy, but in such case, a confirming copy will be sent by another permitted means) and delivered by (i) nationally recognized overnight delivery service, postage or delivery charges prepaid, (ii) registered or certified mail, return receipt requested, postage charges prepaid, or (iii) facsimile, to the respective parties, as follows:

to Pledgor or Company:

Warp Technology Holdings, Inc.
151 Railroad Avenue
Greenwich, CT 06830
Attn: Ernest Mysogland

Facsimile No.: (203) 422-5329

with a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers, LLP
260 S. Broad Street
Philadelphia, PA 19102
Attn: Barry Siegel, Esquire

Facsimile No.: (215) 568-6603

to Secured Party:

Bristol Technology, Inc.
39 Old Ridgebury Road
Danbury, CT 06810
Attn: Keith Blackwell
Facsimile No.:

With a copy to:

Edwards & Angell, LLP
Three Stamford Plaza
301 Tresser Blvd.
Stamford, CT 06901
Attn: Vincent M. Kiernan
Facsimile No: (203) 975-7180

or in accordance with any subsequent written direction from the recipient party to the sending party in accordance with this section. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by courier or overnight parcel express service; in the case of certified or registered mail, three (3) business days after the date sent; or in the case of telecopy, when received.

(h) Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

(i) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

(j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(k) Jurisdiction, Consent to Service of Process. EACH OF PLEDGOR AND COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR THEMSELVES AND THEIR PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY CONNECTICUT STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF CONNECTICUT, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE PURCHASE AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT AGAINST THE PLEDGORS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

EACH OF PLEDGOR AND COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT THEY MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE PURCHASE AGREEMENT IN ANY SUCH STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.7 HEREOF. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(l) Jury Trial Waiver. EACH OF PLEDGOR AND COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (i) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR (ii) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(m) Waiver of Certain Damages. EXCEPT AS PROHIBITED BY LAW, PLEDGOR, COMPANY AND SECURED PARTY HEREBY EACH WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. PLEDGOR AND COMPANY EACH CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR SECURED PARTY, COMPANY AND PLEDGOR TO ACCEPT THIS AGREEMENT AND ENTER INTO THE TRANSACTIONS CONTEMPLATED UNDER THE PURCHASE AGREEMENT.

(n) Counterparts. This Agreement may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the date first written above.

PLEDGOR:

WARP TECHNOLOGY HOLDINGS, INC.

By: /s/ Ernest Mysogland
Name: Ernest Mysogland
Title: Executive Vice President

COMPANY:

KENOSIA CORPORATION

By: /s/ Ernest Mysogland
Name: Ernest Mysogland
Title: Executive Vice President

SECURED PARTY:

BRISTOL TECHNOLOGY, INC.

By: /s/ Keith Blackwell
Name: Keith Blackwell
Title: President